UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                                  July 16, 2003
               (Date of Report - Date of Earliest Event Reported)

                         Provident Financial Group, Inc.
               (Exact Name of Registrant as Specified in Charter)

                                      Ohio
                 (State or Other Jurisdiction of Incorporation)

                                     1-8019
                            (Commission File Number)

                                   31-0982792
                      (IRS Employer Identification Number)

                 One East Fourth Street, Cincinnati, Ohio 45202
               (Address of Principal Executive Offices) (Zip Code)

                         1-800-851-9521 or 513-345-7102
              (Registrant's Telephone Number, Including Area Code)
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibit 99 Press Release Dated July 16, 2003.

Item 9. Regulation FD Disclosure.

On July 16, 2003, The Registrant issued a press release reporting financial results for the second quarter of fiscal year 2003.

Also filing for Item 12, Results of Operations and Financial Condition. On July 16, 2003, the Registrant issued the press release filed as Exhibit 99.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  PROVIDENT FINANCIAL GROUP, INC.

Date: July 16, 2003                 /s/ Christopher J. Carey
                                    ------------------------
                                       Christopher J. Carey
                                   Executive Vice President and
                                     Chief Financial Officer